UNITED STATES SECURITIES AND EXCHANGE COMMISSION
FORM 8-K CURRENT REPORT

Filed with the U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations under Section 13a-11 of the Securities Exchange Act of 1934

For the Period Ended: May 10, 2005

(Date of Earliest Transaction Associated with
Events Disclosed in this Report: April 5, 2005)

Filing Date of this Report: July 13, 2007

CARTOON ACQUISITION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50411	20-0269287
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

None
(Street Address of Principal Executive Office)

Mailing Address:
c/o Hudson Companies Group Operations
Post Office Box 202
Wyoming, New York 14591-0202

(585) 495-6914
(Registrant’s Telephone Number Including Area Code)
Telecopier (585) 495-6914

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K Current Report for Period Ended May 10, 2005, Page 1 of 7

INTRODUCTORY EXPLANATION.

     This is a current report filed on Form 8-K and dated May 10, 2005 (the "Report") by Cartoon Acquisition, Inc., a United States corporation organized under the laws of the State of Delaware (the "Registrant"), with the U. S. Securities and Exchange Commission (the "Commission"), and is intended to provide adequate disclosure relating to the nomination, engagement, and election of Michael T. Studer, C. P. A., P. C., of Freeport, New York (the "Studer Firm"), to serve as the Registrant's principal certifying accountant.

     (On September 18, 2006, the Registrant received a comment letter from the Commission that was dated September 12, 2006 (the "First Accounting Comment Letter"). The existence of the First Accounting Comment Letter was previously reported to the Commission and disclosed to the public in a current report on Form 8-K dated June 12, 2007 by the Registrant. (A facsimile of the First Accounting Comment Letter is annexed in Exhibit 99.1 hereof and made a part hereof by reference thereto.) Among other items of concern to the Commission was the Registrant's failure to report the engagement of the Studer Firm under the appropriate item or items on a Form 8-K current report. At that time, the Registrant was delinquent in its reporting obligations to the Commission under Section 13(a) of the Securities Exchange Act of 1934 from the date of its inception to then the date, and, as such, from the date of the Studer Firm's engagement, the Registrant has made every attempt to disclose the information required by the Commission's rules and regulations in any available, albeit delinquent, reports for any given preceding period. It was not the Registrant's intention to not report the Studer Firm's engagement on Form 8-K; rather, the Registrant's Board of Directors did not believe the Registrant had to file a separate report under the cover of Form 8-K, following the Registrant's disclosure of the subject event on a quarterly report on Form 10-QSB, albeit after the fact. The disclosures in this Report are limited to the Registrant's remarks in regard to the engagement of the Studer Firm as its principal certifying accountant.)

     With the exception of the contents of any section, item, or exhibit to the contrary indicated, the Registrant considers the remaining information in this Report to be "filed" pursuant to Section 18 of the Securities Exchange Act of 1934.

ADVICE OF CORPORATE ACTIONS BY WRITTEN CONSENT.

THE SHAREHOLDER AND CORPORATE ACTIONS DESCRIBED IN THIS REPORT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U. S. SECURITIES AND EXCHANGE COMMISSION. FURTHER, THE COMMISSION HAS NOT PASSED UPON THE FAIRNESS OR MERITS NEITHER OF THE SUBJECT SHAREHOLDER ACTIONS, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANT.

     On or about April 5, 2005, the Registrant's Board of Directors, acting unanimously by written consent in lieu of a meeting, nominated and approved the engagement of the accounting firm of Michael T. Studer, C. P. A., P. C., of Freeport, New York (the "Studer Firm"), to serve as the Registrant's Public Company Accounting Oversight Board ("PCAOB") qualified principal certifying accountant, subject to the approval and/or consent of the Registrant's

Form 8-K Current Report for Period Ended May 10, 2005, Page 2 of 7

shareholders. To that extent, the Registrant's Board of Directors instructed its President to execute and deliver an engagement letter to that effect to the Studer Firm. (A facsimile of the Studer Engagement Letter is annexed as Exhibit 99.2 hereto and made a part hereof by reference thereto.)

     Subsequently, on May 10, 2005, the Registrant's principal shareholder performed a corporate action by written consent; whereunder that certain corporate action ratified the nomination and engagement of the Studer Firm by the Registrant's Board of Directors. Consequently, the Studer Firm was elected and appointed to serve as the Registrant's principal certifying accountant. (The Registrant deemed the Studer's Firm's engagement to have become effective on April 15, 2006, the date on which the Registrant executed and delivered that certain engagement letter to the Studer Firm.)

     (A shareholder action by written consent in lieu of a meeting is permitted by Section 228 of the General Corporation Law of Delaware. The authorized shareholder action required the approval of a majority of the holders of the Registrant's common stock entitled to vote in order to become effective. Mr. Hudson's percentage ownership in the Registrant constituted a plurality of eligible votes acting by written consent in favor of the Studer Firm's election and appointment.)

     Initially, as the principal terms of its engagement, the Studer Firm was engaged (a) to perform a review of the Registrant's quarterly reports each to be filed on Form 10-QSB for the quarterly periods from March 31, 2004 to March 31, 2005 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants and (b) to audit the Registrant's financial statements for the annual periods ended December 31, 2003 and December 31, 2004, for the purpose of expressing opinions thereon, respectively. The Studer Firm acknowledged its responsibility for performing each audit in accordance with the standards established by the PCAOB. Thereafter its completion of those tasks, it was the understanding of the Registrant that the Studer Firm will continue in its capacity as the Registrant's principal certifying accountant until it is voluntarily or involuntarily terminated, until it resigns, unless it does not stand for reelection (if called upon to do so), or unless removed or otherwise incapable of fulfilling its obligations by operation of law.

     Under the terms of its engagement, the Studer Firm will express reliance on the Registrant's management in terms of the statements of financial condition presented to it with a view to its review or audit thereof. The Registrant's management will be responsible for preparing all such statements of financial condition. Accordingly, the Registrant's management must provide the Studer Firm with a representation letter for each reviewed or audited financial statement.

     (During the calendar first quarter and second quarter of 2005, the Registrant's management established and maintained effective internal control of financial reporting, established and maintained proper accounting records, established an Audit Committee for the purpose of determining or suggesting appropriate accounting principles, the safeguarding of its assets, and its compliance with all applicable laws and regulations. It should be noted: Concurrently with the Registrant's engagement of the Studer Firm, the Registrant employed a compilation accountant upon whom the Studer Firm could express reliance. The Registrant previously reported the employment of John J. Marchaesi, C. P. A. of Rochester, New York.)

     Prior to its engagement of the Studer Firm, the Registrant's management discussed the then status of its filings with the Commission, the identity of its previous principal certifying

Form 8-K Current Report for Period Ended May 10, 2005, Page 3 of 7

accountants, and the extent, by the Registrant's best estimate, of the work required to be performed by the Studer Firm in order to review the initial quarterly reports and to audit the annual statements of financial condition, respectively. The Registrant indicated that it had no disagreements with its previous principal certifying accountants, respectively, and, that no such contradictory comments were delivered to the Commission by either of its previous principal certifying accountants.

     On the date of its engagement, the Studer Firm did not express any views, in writing or otherwise, with regard to its engagement by or the scope of its work for the Registrant.

     (While not required by the Registrant, as the Studer Firm was engaged by the Registrant more than two years prior to the filing date hereof, the Registrant will nonetheless provide a copy of this Report and its exhibits to the Studer Firm for its review and comment to the Commission, if any. Said copy of this Report will be mailed first-class to the Studer on the business day next following the filing date of this Report.)

     Because this Report covers an event that was previously mentioned in a number of periodic and annual reports prior to the filing date hereof, the Registrant is providing the Commission and the public with a table that sets forth any mention of the Studer Firm in said other reports, all of which were filed prior to the filing date hereof, as follows:

						Page
Description of Entry					Report Accession No.	No.

Form 10-KSB
Dated December 31, 2003
	Item 8.
Changes in and Disagreements
with Accountants on Accounting
and Financial Disclosure
Subsequent Events.
Mention of Studer Engagement					0001294447-06-000003	15

Form 10-QSB
Dated September 30, 2004
Item 5. Other Information
Subsequent Events.
Mention of Studer Engagement					0001294447-05-000010	14

Form 10-KSB
Dated December 31, 2004
Item	8.	Changes	in	and
Disagreements with Accountants
on Accounting and Financial
Disclosure
Subsequent Events.
Mention of Studer					0001294447-06-000004	17

Form 10-QSB and Form 10-QSB/A
Period: June 30, 2005
Item 4. Submission of Matters to a
Vote of Security Holders
Item 5.5. Changes in Registrant's
Certifying Accountant		16,
Item 5.6. Other Events.		18,20,
The Studer Firm's Engagement	0001294447-06-000012, and	21, 33,
and/or Shareholder Ratification	0001294447-06-000014	34

Form 8-K Current Report
Dated September 12, 2006
Item 2.02. Results of Operations
and Financial Condition.		7, 8, 9,
Mention of Studer	0001351458-06-000013	21

Form 8-K Current Report
Dated June 12, 2007
Item 8.01.A. Other Events	0001351458-07-000014	4

Form 8-K Current Report
Dated June 12, 2007
Exhibit 99.1	0001351458-07-000014	1

Form 8-K Current Report
Dated June 12, 2007		2, 5, 6,
Exhibit 99.2	0001351458-07-000014	7, 8, 9

Form 8-K Current Report
Dated June 12, 2007		2, 5, 6,
Exhibit 99.2	0001351458-07-000014	7, 8, 9

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits.

       The following exhibits are deemed "filed" by the Registrant.

     Unless to the contrary indicated elsewhere in this Report, each of the following exhibits is made a part of this Report by its annexation hereto:

Form 8-K Current Report for Period Ended May 10, 2005, Page 5 of 7

Exhibit No.	Description of Exhibit
99.1	(Facsimile of) Commission's Comment Letter of September 12, 2006
99.2	(Facsimile of) The Studer Firm's Engagement Letter

FURTHER UNDERTAKINGS.

     The Registrant, for the events that occurred for the period stated hereon, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this Report for the period in question, and (b) to include any other information that may be pertinent to the events described in this Report and obtained by the Registrant on a date beyond the date of this Report.

AVAILABLE INFORMATION.

     The Registrant is subject to the reporting requirements of section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file quarterly, periodic, annual, and transitional reports, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by U. S. Federal securities rules and regulations. The public may view, read, or make copies of all the Registrant's existing reports, proxy statements, and other documents filed with the Commission at the Commission's Public Reference Room, which is located at 100 F Street, Northeast, Washington, D. C. 20549. Copies of said materials may also be obtained at from the Commission's Web site, the address of which is http://www.sec.gov, or by telephoning the Commission at 1-800-SEC-0330.

     The Registrant shall permit its shareholders to ask questions of, and receive answers from, the Registrant concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense. The Registrant requests that its shareholders contact it by mail, to its mailing address, which is listed on the cover of this Report. As of the date of this Report, the Registrant does not operate a website.

Notice: Intentional Misstatements or Omissions of Fact Constitute (U. S.) Federal criminal violations under 18 U. S. C. 1001.

Form 8-K Current Report for Period Ended May 10, 2005, Page 6 of 7

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
DATED: July 13, 2007
By Order of the Board of Directors of Cartoon Acquisition, Inc., the Registrant:

This Report Does Not Require Certifications by the Registrant's Principal Executive Officer and Principal Financial Officer.

Form 8-K Current Report for Period Ended May 10, 2005, Page 7 of 7